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     CUSIP No. 72811G102                                     Page 15 of 16 Pages
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                                    Exhibit 1

                            AGREEMENT OF JOINT FILING
                            -------------------------

          AGREEMENT dated as of April 26, 2000 among GreenGrass Holdings, GreenGrass Capital LLC, GreenGrass Management LLC and GreenGrass Capital II LLC.

          WHEREAS, pursuant to paragraph (k) of Rule 13d-1 promulgated under Subsection 13(d)(1) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the parties hereto have decided to satisfy their filing obligations under the 1934 Act by a single joint filing:

          NOW, THEREFORE, the undersigned hereby agree as follows:

1. The Schedule 13D with respect to PlayCore, Inc., to which this Agreement is attached as Exhibit 1, as well as all future amendments to such Statement, shall be filed jointly on behalf of GreenGrass Holdings, GreenGrass Capital LLC, GreenGrass Management LLC and GreenGrass Capital II LLC.

2. Each of GreenGrass Holdings, GreenGrass Capital LLC, GreenGrass Management LLC and GreenGrass Capital II LLC is responsible for the completeness and accuracy of the information concerning such person contained therein; provided that each person is not responsible for the completeness or accuracy of the information concerning any other person making such filing.

          IN WITNESS WHEREOF, the undersigned hereunto set their hands as of the date first above written.

                                       GREENGRASS HOLDINGS

                                       By:  GreenGrass Capital LLC
                                            General Partner


                                       By: /s/ David S. Evans
                                          ------------------------------------
                                          Name:  David S. Evans
                                          Title: Duly Authorized Signatory


                                       GREENGRASS CAPITAL LLC


                                       By: /s/ David S. Evans
                                          ------------------------------------
                                          Name:  David S. Evans
                                          Title: Duly Authorized Signatory


                                       GREENGRASS MANAGEMENT LLC


                                       By: /s/ Richard E. Ruegger
                                          ------------------------------------
                                          Name:  Richard E. Ruegger
                                          Title: Manager



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     CUSIP No. 72811G102                                     Page 16 of 16 Pages
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                                       GREENGRASS CAPITAL II LLC


                                       By: /s/ David S. Evans
                                          ------------------------------------
                                          Name:  David S. Evans
                                          Title: Duly Authorized Signatory